UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 13, 2007

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices)          (Zip code)

Registrant’s telephone number, including area code:  (952) 853-8100

           No Change
(Former Name or Former Address, if Changed Since Last Report)

                                 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02.           Results of Operations and Financial Condition.

On February 13, 2007, Ceridian Corporation (the “Company”) issued a press release announcing the Company’s fourth quarter and full year 2006 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.           Other Events

On February 13, 2007, the Company issued a press release announcing that its Board of Directors has decided to explore a broad range of strategic alternatives to enhance shareholder value. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with its 2007 Annual Meeting, the Company will be filing a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER
MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION
ABOUT THE COMPANY AND THE MATTERS TO BE CONSIDERED AT ITS ANNUAL MEETING. Investors may obtain a free copy of the proxy statement and other relevant documents when they become available as well as other materials filed with the SEC concerning the Company at the SEC’s website at http://www.sec.gov. Free copies of the Company’s SEC filings are also available on the Company’s website at http://www.ceridian.com. These materials and other documents may also be obtained for free from: the
Company at Ceridian Corporation, 3311 East Old Shakopee Road, Minneapolis, Minnesota 55425, Attn: Investor Relations.

PARTICIPANTS IN THE SOLICITATION

The Company and its officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the matters to be considered at the Company’s 2007 Annual Meeting. Information regarding the officers and directors of the Company is included in its definitive proxy statement for its 2006 Annual Meeting filed with the SEC on March 27, 2006, and on the Company’s website at http://www.ceridian.com. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Company’s 2007 Annual Meeting.

Item 9.01.           Financial Statements and Exhibits.

(d)	Exhibits

99.1	Ceridian Corporation News Release entitled “Ceridian Reports Fourth
Quarter and Full Year 2006 Results,” dated February 13, 2007.

99.2	Ceridian Corporation News Release entitled “Ceridian Board Authorizes
Exploration of Alternatives to Enhance Shareholder Value,” dated
February 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, Chief Administrative
Officer, General Counsel and Corporate Secretary

Dated: February 13, 2007